Earnings Per Common Share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Earnings Per Common Share
Note 17: Earnings per Common Share
Presented in the table below is a reconciliation of the numerator and denominator for the basic and diluted earnings per share (“EPS”) calculations for the years ended December 31:

	2025	2024	2023
Numerator:
Net income attributable to common shareholders	$1,111	$1,051	$944

Denominator:
Weighted average common shares outstanding—Basic	195	195	193
Effect of dilutive common stock equivalents	—	—	—
Effect of dilutive forward sale agreements	—	—	—

Weighted average common shares outstanding—Diluted	195	195	193

The effect of dilutive common stock equivalents is related to outstanding RSUs and PSUs granted under the Company’s 2007 Plan and outstanding RSUs and PSUs granted under the Company’s 2017 Omnibus Plan, as well as estimated shares to be purchased under the ESPP. Less than one million share-based awards were excluded from the computation of diluted EPS for the years ended December 31, 2025, 2024 and 2023, because their effect would have been anti-dilutive under the treasury stock method.
Dilutive earnings per common share reflects the dilutive impact of potential issuances of shares of common stock associated with the outstanding equity Forward Sale Agreements entered in August 2025. The dilutive effect of equity forwards is determined under the treasury stock method. Share dilution occurs when the average market price of the Company’s common stock for the reporting period is higher than the adjusted forward sales price at the end of the reporting period. There were less than one million shares related to the Forward Sale Agreements included in the computation of diluted EPS for the year ended December 31, 2025.
The
if-converted
method is applied to the Notes issued in June 2023 for computing diluted EPS. For all periods presented, there was no dilution resulting from the Notes. See Note 11—Long-Term Debt for additional information relating to the Notes.